Acquisition (Tables)	9 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Summary of Preliminary Purchase Price Allocation

The following table summarizes the preliminary purchase price allocation recorded in the third quarter of 2017 (in thousands):

Fair value of assets acquired and liabilities assumed:
Prepaid expenses	$65
Accounts receivable	237
Intangible assets	1,654
Goodwill	5,151
Total assets acquired	7,107
Deferred revenue	(805)
Accrued liabilities	(128)
Total fair value of assets acquired and liabilities assumed	$6,174

Summary of Estimated Fair Values And Useful Lives of the Identifiable Intangible Assets Acquired and Risk Adjusted Discount Rates

The following table presents the estimated fair values and useful lives of the identifiable intangible assets acquired and risk-adjusted discount rates used in the valuation:

	Amount	Weighted Average Useful Life	Risk Adjusted Discount Rates used in Valuation
	(in thousands)	(in years)
Developed technology	$1,546	10	18%
Customer relationships	108	7	18%
Total Identifiable intangible assets	$1,654

Summary of Pro Forma Financial Information

The unaudited pro forma results do not reflect any operating efficiencies or potential cost savings which may result from the consolidation of the operations of the Company and iSheriff. Accordingly, these unaudited pro forma results are presented for informational purposes only and are not necessarily indicative of the results of operations that actually would have been achieved had the acquisition occurred as of April 1, 2015, nor are they intended to represent or be indicative of future results of operations (in thousands) except per share amounts:

	Three months ended December 31,		Nine months ended December 31,
	2016	2015	2016	2015
Revenue	$48,567	$37,423	$135,168	$105,727
Net loss	(3,359)	(2,320)	(4,564)	(5,520)

Basic and diluted net loss per share	$(0.06)	$(0.05)	$(0.08)	$(0.15)
Weighted average number of ordinary shares used in computing basic and diluted net loss per share	54,949	42,514	54,625	36,409